                                                                  EXHIBIT 99.228

                     CALIFORNIA INDEPENDENT SYSTEM OPERATOR
                       COMPREHENSIVE MARKET REDESIGN (CMR)

                 STAKEHOLDER COMMENTS ON ISO RECOMMENDATIONS FOR
          DEFERRED CONGESTION MANAGEMENT DESIGN ELEMENTS AND CMR ISSUES

NAME OF SUBMITTER:                                 Max Bulk

ORGANIZATION:                                      California Power Exchange

PLEASE POST OUR COMMENTS ON THE ISO WEB SITE:      [X]   Yes       [ ]    No

This document describes the ISO's recommendations on deferred Congestion Management Reform issues as well as CMR issues as they will be presented to the ISO Governing Board for approval on October 26. It also establishes a format for Stakeholders to submit their comments. For the deferred Congestion Management issues, the recommendations are presented by bullet number, according to the document presented o the Board September 7. For the CMR recommendations, the recommendations are presented by problem area (e.g., Inadequate Transmission Capacity) and are numbered sequentially. As you review this document, please do the following:

1. Review each design element and indicate whether you support the recommended design element by checking the "Support" or "Do Not Support" box (you can do this by "clicking" your mouse on the appropriate check box);

2.      State any additional comments at the end of each section; and

3. Save the template with the name "CMR Recommendation - Comments from XXX" Where "XXX" is the name of your organization.

4. E-Mail your saved template to bwoertz@caiso.com by 5:00 p.m. PDT on Monday, October 23, 2000.



Comprehensive Market Redesign Recommendation       page 1      October 20, 2000,
Stakeholder Comments

DEFERRED CMR DESIGN ELEMENTS

REAL TIME DISPATCH

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
------------------------------------------------------------------------------------------------------------------------
18.     Even though forward Congestion Management will ensure that schedules are         [X] Support
        feasible, Intra-LPA congestion (i.e., within LPAs) can occur in
        real-time due to departures from schedule, load forecast deviations, or          [ ] Do Not Support
        changes in system conditions. The operator will resolve these problems outside the optimization program, by dispatching energy from available bids in the imbalance energy stack or unused adjustment bids at market power mitigated energy prices.

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

ITEM 18: PX SUPPORT OF THIS LINE ITEM IS CONDITIONAL TO THE DEFINITION OF THE PROPOSED MARKET POWER MITIGATION.

DAY AHEAD AND HOUR AHEAD CONGESTION MANAGEMENT

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
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
25.     The congestion iteration of today's Day Ahead market will be retained.           [ ] Support
        ISO staff will monitor the use of the iteration to evaluate its
        effectiveness in providing SCs the opportunity to self-mange congestion.         [X] Do Not Support
        There will be one iteration for the Ancillary Service procurement.
        Management will bring an appropriate SC specific activity rule to the
        Board in the future to eliminate the potential of exercise of market power in the congestion management process. The ISO will provide analysis on the use of the iteration and its impact of usage charge and energy cost.
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



                                     page 2
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ITEM 25: ANY ACTIVITY RULES SHOULD APPLY TO ALL SCS. TARGETING AN ACTIVITY RULE
TO A SPECIFIC SC AND ENFORCING IT ONLY ON THAT SC WOULD BE DISCRIMINATORY. ISO SHOULD NOT TRY TO PLACE THE BURDEN OF MAKING THE ACTIVITY RULE WORK ONLY ON CERTAIN SCS. IF ISO WERE TO APPLY THE ACTIVITY RULES IN A NONDISCRIMINATORY MANNER, PX COULD SUPPORT THIS ITEM.

LOCAL RELIABILITY SERVICES AND LOCATIONAL MARKET POWER MITIGATION(1)

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
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
31.     The ISO will identify and obtain forward commitments for resources               [ ] Support
        needed for local reliability primarily through a Local
        Reliability Service procurement for each LRA and in some instances for           [X] Do Not Support
        non-LRA LPAs when temporary system conditions create
        opportunities for exercise of locational market power.
------------------------------------------------------------------------------------------------------------------------
32.     The ISO will allow SCs to self-provide LRS, with each SCs LRS                    [X] Support
        requirement defined to be consistent with LRS cost allocation.
        The ISO will then conduct its own LRS procurement in the day/hour for            [ ] Do Not Support
        any additional needs that are not self-provided by the SCs.
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33.     LRS procurement will be performed each day in the Day Ahead market with          [X] Support
        needed resources appearing in the forward schedules with
        Adjustment Bids (that are capped to mitigate market power) and dispatch          [ ] Do Not Support
        as needed using forward Congestion Management. This method, referred to as "Market Based Method," will send appropriate price signals to encourage infrastructure investment since the impact of LRS procurement will generate usage charges on Inter-LPA interfaces.
------------------------------------------------------------------------------------------------------------------------
34.     The ISO will retain a contract option similar to today's RMR condition 2         [X] Support
        that can be elected by those resources needed for local reliability that
        would not otherwise be viable in the markets.                                    [ ] Do Not Support
------------------------------------------------------------------------------------------------------------------------
35.     The LRS procurement will be determined based on Operating Procedures and         [ ] Support
        nomograms and forecast of load and system conditions and will be
        defined as a quantity of committed capacity called minimum reliability           [X] Do Not Support
        capacity (MRC for each LRA and in some cases from specific resources).
------------------------------------------------------------------------------------------------------------------------

(1) Items 36 and 39 (also deferred by the Board on September 7) are not included here because they were only required with the 2 DA LRS procurement process in that they describe the charge and cost allocations specific to that method page 3
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ITEMS 31 AND 35: THE PX DOES NOT SUPPORT THE ISO OBTAINING FORWARD COMMITMENTS
OF RESOURCES FOR LRS. THAT IS PROPERLY THE PROVINCE OF THE MARKET PARTICIPANTS AND SCs. ISO SHOULD PROVIDE THE INFORMATION AND MARKET TOOLS THAT THE PARTICIPANTS NEED TO SCHEDULE TO THE ISO'S LRS REQUIREMENTS. THESE INCLUDE PUBLISHING THE NOMOGRAMS AND POSSIBLY DEFINING AND SELLING FTRs ON THE NOMOGRAMS. IF INSUFFICIENT LRS IS SCHEDULED TO MEET THE ISO'S FORECAST NEEDS, ISO SHOULD PURCHASE CAPACITY THAT IT COULD DISPATCH IN REAL-TIME IF NEEDED TO MEET THE SHORTFALL AS AN ANCILLARY SERVICE. ISO COULD REQUIRE THAT BIDS TO PROVIDE THE CAPACITY FOR SUCH AN A/S BE SUBJECT TO CAPS TO MITIGATE MARKET POWER. ALLOWING ISO TO MAKE FORWARD CAPACITY COMMITMENTS AT ANY LOCATION OTHER THAN LRAS COULD EXTEND ISO'S DISTURBANCE OF THE MARKETS. AGAIN, IF ISO DEFINES SUCH REQUIREMENTS AND THE SCHEDULES DO NOT MEET THE ISO'S FORECAST NEEDS, ANY SHORTFALL COULD BE MET BY PURCHASING A/S CAPACITY.

CMR GLOBAL ISSUES

POLICY OBJECTIVES

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
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
1.      The specific problems we identify are: (1) Insufficient Transmission             [X] Support
        Capacity; (2) Inadequate Demand Responsiveness; (3) Inadequate
        Generation Supply; (4) Insufficient Forward Contracting; (5)                     [ ] Do Not Support
        Under-scheduling and Schedule Infeasibility; and (6)
        Exercise of Market Power (system-wide and locational). We believe that these problems arise from the following circumstances:

        -     Insufficient Infrastructure, Pre-dating Restructuring

        -     Incomplete Restructuring: Retail Competition

        - Ambiguous Roles and Responsibilities of Industry Participants, and

        -     Ambiguous Market Rules.

        -     Our solutions seek to change these circumstances.
------------------------------------------------------------------------------------------------------------------------
2.      Many of the considered solutions to the problems identified require              [X] Support
        changes in the way the CAISO conducts business as well as changes to the
        roles, responsibilities, and business practices of other market                  [ ] Do Not Support
        participants. The efficient operation of the California electricity market depends upon all market participants acting in concert to fix the problems that have plagued us. The successful implementation of changes to the CAISO business practices will be necessary but not sufficient to establish an efficient and robust electricity market.
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



                                     page 4
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INADEQUATE TRANSMISSION CAPACITY

LONG-TERM GRID PLANNING

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
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POLICY ISSUE                                                                             STAKEHOLDER POSITION
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
1.      OBJECTIVE 1 Ensure that the ISO Controlled Grid is expanded and operated         [X] Support
        in a manner that satisfies the ISO's Grid Planning and Operating
        Criteria.                                                                        [ ] Do Not Support

------------------------------------------------------------------------------------------------------------------------
2.      OBJECTIVE 2 Formulate a proactive role for the ISO in identifying needed         [ ] Support
        new transmission projects and expanding transmission facilities
        in constrained areas of the grid, to ensure a reliable and efficient             [X] Do Not Support
        regional transmission network that will facilitate generation competition in California and access to regional energy markets.
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3.      The ISO will develop an ISO Controlled Grid-wide transmission expansion          [X] Support
        plan based on the Annual Transmission Plans that the ISO Tariff
        currently requires Participating TOs to develop. The ISO's comprehensive         [ ] Do Not Support
        plan may include projects proposed and funded by third parties.
------------------------------------------------------------------------------------------------------------------------
4.      The ISO will continue to determine where the ISO Controlled Grid should          [X] Support
        be expanded, based on reliability considerations, and will direct the
        applicable Participating TO to upgrade the system.                               [ ] Do Not Support
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5.      The ISO will incorporate market considerations when developing its               [ ] Support
        transmission expansion plan. In particular, the ISO will consider
        whether the grid is capable of facilitating a competitive energy market          [X] Do Not Support
        and effectively mitigating market power. That is, the ISO's transmission expansion plan will address the adequacy of system capacity to satisfy load and mitigate local market power through a combination of local generation and transmission transfer capability. The ISO will then facilitate the construction of projects to correct deficiencies in this area, subject to economic justification based on net system benefit.
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6.      OBJECTIVE 3 Facilitate competitive provision of transmission                     [X] Support
        infrastructure.
                                                                                         [ ] Do Not Support
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7.      To facilitate competition in new transmission, the ISO will retain the           [X] Support
        current ISO Tariff
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

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
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
        provision that allows third-parties to propose, fund and, if possible,           [ ] Do Not Support
        construct and own transmission in a Participating Transmission Owner's service area.
------------------------------------------------------------------------------------------------------------------------
8.      In the case of local (Low Voltage) transmission projects, the ISO will           [X] Support
        provide for competitive solicitations to identify reliable and
        cost-effective non-wires alternatives. A competitive solicitation will           [ ] Do Not Support
        not ordinarily be conducted in the case of regional projects, i.e., projects that comprise the backbone of the transmission system and are necessary to effectively access regional markets and to minimize congestion that would affect a large proportion of the California market
        (in most cases these facilities are High Voltage facilities). In general, the ISO will explore non-wires alternatives only for local projects that do not affect regional expansion plans but may, on a case-by-case basis, explore non-wires alternatives to regional projects.
------------------------------------------------------------------------------------------------------------------------
9.      The ISO will develop an expedited approval process for transmission              [X] Support
        projects needed to maintain reliability.
                                                                                         [ ] Do Not Support
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10.     OBJECTIVE 4 Create a consistent set of ISO Grid Planning and Operating           [X] Support
        Criteria.
                                                                                         [ ] Do Not Support
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11.     The ISO will develop a set of grid-wide Operating Criteria to be applied         [X] Support
        consistently throughout the ISO Controlled Grid.
                                                                                         [ ] Do Not Support
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12.     The ISO will review the ISO Grid Planning and Operating Criteria in              [X] Support
        order to develop criteria for both planning and operations that
        are fully consistent. This means that if the system is planned and built         [ ] Do Not Support
        in such a way as to meet the ISO Grid Planning Criteria, then the system would be able to be operated in a manner that consistently meets the
        ISO Operating Criteria.
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13.     OBJECTIVE 5. Clarify roles and responsibilities in transmission planning         [X] Support
        and expansion, and enhance coordination among the ISO and state
        entities.                                                                        [ ] Do Not Support
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14.     The ISO will work with the California Public Utilities Commission                [X] Support
        (CPUC), the Office of Ratepayer Advocate (ORA) and the Electricity
        Oversight Board (EOB) to:                                                        [ ] Do Not Support
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

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
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POLICY ISSUE                                                                             STAKEHOLDER POSITION
------------------------------------------------------------------------------------------------------------------------
        a)      Ensure that the ISO's assessments of need, system impacts, market impacts, system net benefit, and availability of
                non-wires alternatives are most useful to these other entities in fulfilling their respective responsibilities and will
                minimize duplication of effort;

        b) Facilitate early identification of emerging issues that are not within the ISO's usual evaluation framework (e.g., environmental impacts), so that each entity can perform in a timely manner any additional analyses required to making necessary findings;

        c) Formally incorporate ISO analyses into the CPUC decision process, i.e., through ISO participation in Certificate of Public Convenience and Necessity (CPCN) proceedings before the CPUC; and

        d) Provide for ongoing coordination on specific projects to monitor their progress and ensure their proper and timely completion.
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

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ITEMS 2, 3, 4, AND 5: THE BROAD NATURE OF THESE POLICY STATEMENTS GIVES THE PX
SOME CONCERNS THAT MAKES IT DIFFICULT TO SUPPORT THEM AS WRITTEN.

ISO WANTS TO ASSUME A ROLE IN DEFINING TRANSMISSION EXPANSION PLANS TO ENSURE RELIABILITY AND FACILITATE A COMPETITIVE ENERGY MARKET. GENERATION AND TRANSMISSION CAN BE VIEWED AS FUNGIBLE COMMODITIES IN SOME INSTANCES SO ISO'S EFFORTS TO FACILITATE A COMPETITIVE ENERGY MARKET MAY CAUSE RISKS THAT INVESTORS IN NEW GENERATION OWNERS WOULD BE RELUCTANT TO INCUR. FOR EXAMPLE, ADDING GENERATION FACILITIES IN SAN FRANCISCO OR INCREASING TRANSMISSION CAPACITY INTO SAN FRANCISCO COULD BOTH HELP WITH RELIABILITY AND MITIGATE MARKET POWER OF GENERATORS IN SAN FRANCISCO. THE MARKET RISKS FOR BUILDING GENERATION IN SAN FRANCISCO WOULD BE BORNE BY THE GENERATION OWNER, WHILE THE COST RISKS OF BUILDING TRANSMISSION MIGHT BE REDUCED IF THE TRANSMISSION UPGRADE WERE INCORPORATED IN THE PTOS RATE-BASE. A GENERATION OWNER MIGHT INCUR ADDITIONAL COSTS TO BUILD IN SAN FRANCISCO BECAUSE IT BELIEVES THAT THE MARKET WOULD REWARD IT WITH A PREMIUM FOR ITS ENERGY. HOWEVER, ISO COULD DECIDE THAT THE COST/BENEFITS OF A TRANSMISSION PROJECT WOULD SUPPORT BUILDING THE PROJECT, THEREBY WIPING OUT THE PREMIUM THAT THE GENERATION OWNER WAS COUNTING ON TO MAKE ITS PROJECT PROFITABLE IF IT HAD TO COMPETE WITH GENERATION OVER A WIDER AREA THAT DID NOT FACE THE HIGHER COSTS OF BUILDING IN AN URBAN AREA. ISO'S EFFORTS TO EXPAND TRANSMISSION TO FACILITATE COMPETITION IN THE ENERGY MARKETS COULD DAMPEN FORCES THAT WOULD INDUCE INVESTMENT IN GENERATION IN SOME AREAS.

ISO MUST ALSO TAKE CARE IN DETERMINING WHAT CONSTITUTES RELIABILITY. CURTAILMENT OF SOME DEMANDS WHEN TRANSMISSION IS TIGHT COULD BE VIEWED AS THE DIFFERENT DEMANDS INDICATING THEIR VALUE OF SERVICE AND THE HIGHER VALUED DEMANDS GETTING THE TRANSMISSION CAPACITY.

INADEQUATE GENERATION SUPPLY

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
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
15.     Ensure that each new facility or, if applicable, re-powered generating           [X] Support
        unit and major load project is able to connect to the grid with minimal
        connection costs and minimal connection-cost uncertainty, thereby                [ ] Do Not Support
        ensuring access to the market and reducing potential barriers to entry.
------------------------------------------------------------------------------------------------------------------------
16.     The New Facilities Connection Policy will apply to all new or re-powered         [X] Support
        generating units and to all major load projects that connect directly to
        the ISO Controlled Grid. The transmission system is generally planned to         [ ] Do Not Support
        accommodate "normal" load growth and, therefore, it is not necessary or appropriate to establish connection requirements to accommodate normal load growth.
------------------------------------------------------------------------------------------------------------------------

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
------------------------------------------------------------------------------------------------------------------------
17.     The following cost assessments to new facilities are designed to reduce          [X] Support
        barriers to, and costs of, entry, while still sending appropriate price
        signals to facilities that propose to locate in areas where connection           [ ] Do Not Support
        costs or adverse impacts on reliability are high. A new facility will be responsible for:

        a)      Direct connection costs;

        b) Mitigating reliability impacts only if its reliability impacts will not be fully mitigated by upgrades or enhancements that are already included in the applicable PTO's annual plan; and

        c)      Mitigating any adverse impact its connection may have on an interface's transfer capability, if such impact reduces
                reliability. Absent a reliability impact that requires
                mitigation, the new facility would compete on an equal basis with other grid users for the use of congested transmission interfaces.
------------------------------------------------------------------------------------------------------------------------
18.     The ISO will take a proactive role in processing requests to connect to          [X] Support
        the ISO Controlled Grid. To achieve this objective, the ISO will:
                                                                                         [ ] Do Not Support
        a)      Require that each new facility or re-powered existing generating unit seeking connection submit a Connection Application

        b) Process each request for connection and determine the cost responsibility of each New Facility in conjunction with the appropriate PTO based on the queue position of the Connection
                Application.

        c)      For each proposed connection, perform or direct the appropriate
                PTO to perform or have performed a System Impact Study, a Facility Study, and any other studies the ISO determines to be reasonably necessary in response to a Connection Application.

        d)      Develop detailed planning procedures for all connections to the
                ISO Controlled Grid.
------------------------------------------------------------------------------------------------------------------------
19.     Given the current tight supply conditions in California, it may be               [ ] Support
        appropriate in certain
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

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
------------------------------------------------------------------------------------------------------------------------
        circumstances to expand the grid to accommodate new entrants without             [X] Do Not Support
        charging the costs of such expansion specifically to the new entrants.
        By increasing participation in the market, the adverse impacts of scarcity and locational market power may be reduced, so that all customers served by the ISO system will benefit from greater access to and increased participation in the market. In these situations the needed upgrades will be addressed within the ISO's Long-Term Grid
        Planning process.
------------------------------------------------------------------------------------------------------------------------

ITEM 19: CHARGING SOME NEW ENTRANTS THE COST OF GRID EXPANSION WHILE NOT CHARGING OTHERS SUCH COSTS COULD BE DISCRIMINATORY. ISO HAS NOT PROVIDED ANY FIRM GUIDELINES THAT IT WILL FOLLOW IN DETERMINING WHEN A NEW ENTRANT WILL FACE SUCH CHARGES AND WHEN IT WILL NOT. WITHOUT SUCH GUIDELINES, THE PX CANNOT SUPPORT THIS PROPOSAL.

UNDER-SCHEDULING AND SCHEDULE INFEASIBILITY

UNDER-SCHEDULING

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
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
20.     Large Uninstructed Deviation Charge (LUDC). The ISO will implement a             [X] Support
        charge of $50 per MWh on large uninstructed deviations from forward
        schedules, having the following features:                                        [ ] Do Not Support

        (a) No charge will apply to real-time deviations within 10 percent of final day-ahead schedules and within 5 percent of final hour-ahead schedules, with appropriate adjustments for any ISO dispatch instructions.

        (b) Day-ahead and hour-ahead charges will be calculated separately and will be additive.

        (c) Charges on load deviations and generation deviations will be calculated separately and will be additive (i.e., no netting of load deviations against generation deviations).

        (d)     LUDC will be assessed for each SC based on its total load
                deviation and total generation deviation within each zone or
                Locational Pricing Area (LPA) (e.g., this allows netting of opposite generation deviations in a given SC's portfolio within the same zone).
------------------------------------------------------------------------------------------------------------------------

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
------------------------------------------------------------------------------------------------------------------------
21.     Real-time Trading Charge (RTC) on Instructed Deviations. The ISO will            [X] Support
        implement a trading charge on all instructed deviations from forward
        schedules, having the following features:                                        [ ] Do Not Support

        (a) All instructed deviations will be subject to the charge, including OOM purchases.

        (b)     The initial level of this charge will be zero; i.e., the ISO will implement this tool, and adjust it as needed after
                observing the effectiveness of the other mechanisms proposed to reduce the volume of the real-time market.
------------------------------------------------------------------------------------------------------------------------
22.     Disposition of Revenues from Deviation Charges. Revenues collected under         [X] Support
        the LUDC and the RTC will be credited against the ISO's Grid Management
        Charge.                                                                          [ ] Do Not Support
------------------------------------------------------------------------------------------------------------------------
23.     Reallocation of Deviation Replacement Reserve Costs. The cost of                 [X] Support
        procuring Replacement Reserve capacity would be allocated as follows:
                                                                                         [ ] Do Not Support

        (a) The Replacement Reserve (RR) capacity price will be treated as a down payment for any energy dispatched out of RR; i.e., each MWh of energy dispatched out of RR will receive the higher of the RR capacity price and the applicable real-time market clearing energy price.

        (b) Remaining RR capacity costs after step (a) will be allocated to SCs based on the amount, adjusting for instructed deviations, by which their metered supply and metered consumption exceed final
                Hour-ahead schedules.

        (c) Remaining RR capacity costs after steps (a) and (b) will be allocated to SCs based on the amount, adjusting for instructed deviations, by which their metered supply falls short of final
                Hour-ahead schedules.

        (d)     Remaining costs after steps (a)-(c) will be allocated to SCs based on their metered load.
------------------------------------------------------------------------------------------------------------------------

SCHEDULE INFEASIBILITY

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
------------------------------------------------------------------------------------------------------------------------
24.     Rules to Ensure Feasible Inter-Tie Schedules                                     [X] Support

        a)      The ISO will preclude, in Day-Ahead and Hour-Ahead Congestion            [ ] Do Not Support
                Management, non-firm inter-tie schedules from creating
                transmission capacity for firm inter-tie schedules in the
                opposite direction.

        b)      The ISO will validate all submitted inter-tie energy schedules to ensure that any schedules on open (out-of-service) inter-ties are declined.
------------------------------------------------------------------------------------------------------------------------

EXERCISE OF LOCATIONAL MARKET POWER

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POLICY ISSUE                                                                             STAKEHOLDER POSITION
------------------------------------------------------------------------------------------------------------------------
25.     Interim Locational Market Power Mitigation. The ISO will implement an            [ ] Support
        interim mechanism to mitigate the locational market power of NON-RMR
        RESOURCES when these resources are needed at specific locations of the           [X] Do Not Support
        ISO-controlled grid to ensure reliable operation. The mechanism will have the following features:

        (a) The interim mechanism will remain in effect until the ISO implements Congestion Management Reform.

        (b) For a given local reliability need, the mitigation mechanism will be invoked when the resource must be called out of the normal merit order dispatch for Imbalance Energy (i.e., when its actual bid is above the applicable real-time market-clearing price).

        (c)     When the resource's bid is mitigated, an alternative bid will be substituted that is calculated as follows, in order of
                preference:
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
POLICY ISSUE                                                                             STAKEHOLDER POSITION
------------------------------------------------------------------------------------------------------------------------
                (1)     The resource's incremental operating cost, verifiable
                        and on file with the ISO;

                (2) A weighted average of competitive real-time market-clearing prices earned by the resource in all hours over the last 30 days in which the resource was dispatched in merit order for Imbalance Energy; the average will be weighted so as to adjust for similar operating conditions (e.g., day, hour, system load level).

                (3)     The incremental operating cost of a similar resource
                        (i.e., same fuel type and similar size).

        (d)     If the resource is dispatched at its mitigated bid for a
                specific period of time, and during that time the relevant real-time price increases above the mitigated bid, the resource will receive the higher of its mitigated bid and the real-time price for those intervals.
------------------------------------------------------------------------------------------------------------------------

ITEM 25: THE REQUIREMENT FOR THE RESOURCES TO FILE THEIR INCREMENTAL OPERATING COSTS WILL IMPOSE REGULATORY COSTS ON THE RESOURCE OWNERS RE VERIFICATION OF THESE COSTS. THIS SEEMS TO BE A STEP TOWARD COST-BASED RATES RATHER THAN (MITIGATED) MARKET-BASED RATES. ALSO, THE INCREMENTAL COSTS MAY NOT COVER THE TOTAL COSTS FACED BY A UNIT. THE INTERIM MEASURES DO NOT SEEM TO OFFER AN OPTION SIMILAR TO A TYPE-2 RMR CONTRACT THAT SUCH AN OWNER COULD CHOOSE TO ENSURE COST RECOVERY.